UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2012

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

324 South 400 West, Suite 250, Salt Lake City, Utah
(Address of principal executive offices)

84101
(Zip code)

+1 (801) 355-2227
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

At a meeting of the board of directors of BMB Munai, Inc., (the “Company”) on January 27, 2012, the board of directors accepted the resignation of Daymon M. Smith as a director of the Company and as a member of the Company’s Audit Committee and Nominating and Governance Committee.  To the Company’s knowledge Dr. Smith’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

A copy of the letter of resignation provided by Dr. Smith is attached hereto as Exhibit 17.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
17.1	Daymon M. Smith Letter of Resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: February 2, 2012	By:	/s/ Adam R. Cook
Adam R. Cook
Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
17.1	Daymon M. Smith Letter of Resignation